SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM S-8
                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933



                   Consolidated Freightways Corporation
          (Exact name of registrant as specified in its charter)


           Delaware                                          77-0425334
    (State of Incorporation)                             (I.R.S. Employer
                                                          Identification No.)


                            175 Linfield Drive
                       Menlo Park, California  94025
                 (Address of principal executive offices)


        Consolidated Freightways Corporation Stock and Savings Plan
                          (Full title of the plan)

                         Stephen D. Richards, Esq.
                   Consolidated Freightways Corporation
                            175 Linfield Drive
                       Menlo Park, California  94025
                              (650) 326-1700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                      CALCULATION OF REGISTRATION FEE

                                   Proposed       Proposed
  Title of             Amount to   Maximum        Maximum       Amount of
 Securities               be       Offering      Aggregate     Registration
    to be             Registered   Price Per       Offering       Fee (2)
 Registered                        Share (1)      Price (1)
Common  Stock
(par value $0.01)      7,500,000   $6.20315     $46,523,625.00  $12,282.24

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and 457(h) under the Securities Act. The price per share and aggregate offering price for the shares registered hereunder are based upon the average of the high and low sale prices of the Registrant's Common Stock on January 28, 2000, as reported on The Nasdaq National Market's website for its issues.

(2) The registration fee has been calculated pursuant to Section 6(b) of the Securities Act as follows: 0.000264 of the Proposed Maximum Aggregate Offering Price of the shares registered.



       Part II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The contents of the Registration Statement on Form S-8 (SEC Registration No. 333-16851) (the "Prior Registration Statement") previously filed with respect to the Consolidated Freightways Corporation Stock and Savings Plan (the "Plan") are hereby incorporated by reference, with the following exceptions, which entirely replace the same numbered items from the Prior Registration
Statement:




Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Consolidated Freightways
Corporation (the "Company") with the Securities and Exchange
Commission are incorporated by reference into this Registration
Statement:

     (a) The Company's latest annual report on Form 10-K filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Company's latest prospectus filed pursuant to Rule 424(b) under the Securities Act, that contains audited financial statements for the Company's latest fiscal year for which such statements have been filed.

(b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual reports or the prospectus referred to in (a) above.
(c) The description of the Company's Common Stock which is contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Stephen D. Richards, Senior Vice President and General Counsel of the Company, is providing the required opinion regarding the legality of the securities being registered (see Exhibit 5.2 to this Registration Statement). Mr. Richards owns 129,678 shares of the Company's common stock and options to purchase an additional 42,000 shares of the Company's common stock. Under the Plan, Mr. Richards may elect to purchase the Company's common stock and may receive matching contributions from the Company of the Company's common stock.


Item 8.  EXHIBITS

Exhibit
Number

4.1  Amended  and  Restated Certificate of Incorporation  of  the
      Company. (1)

4.2  Amended and Restated Bylaws of the Company. (2)

5.1  Internal Revenue Service Determination Letter.

5.2  Opinion of Counsel of Consolidated Freightways Corporation.

23.1 Consent of Arthur Andersen LLP, independent public accountants.

23.2 Consent of Counsel for Consolidated Freightways Corporation
     (included in Exhibit 5.2).

24.1 Powers of Attorney.

(1) Document incorporated by reference to Exhibit 4.1 to the Prior Registration Statement.

(2) Document incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.


Item 9.  UNDERTAKINGS

1.   The undersigned registrant hereby undertakes:

     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.
(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference herein.

     (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, State of California, on January 27, 2000.


                                    CONSOLIDATED FREIGHTWAYS CORPORATION



                                   By   /s/ Stephen D. Richards
                                        Stephen D. Richards
                                        Senior   Vice  President   and
                                         General Counsel



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on January 27, 2000, by the following persons in the capacities indicated below.


Signature                     Title




* G. Robert Evans             Chief Executive
     G. Robert Evans          Officer and Director
                              (Principal Executive
                              Officer)



* Sunil Bhardwaj              Senior          Vice
     Sunil Bhardwaj           President and  Chief
                              Financial Officer
                              (Principal Financial
                              Officer)



* Robert E. Wrightson         Senior Vice
     Robert E. Wrightson      President and
                              Controller
                              (Principal
                              Accounting Officer)




* William D. Walsh            Chairman of the
     William D. Walsh         Board




* Paul B. Guenther            Director
     Paul B. Guenther




* Robert W. Hatch             Director
     Robert W. Hatch




* John M. Lillie              Director
     John M. Lillie




                              Director
     James B. Malloy




* Raymond F. O'Brien          Director
     Raymond F. O'Brien



*By  /s/ Stephen D. Richards
     Stephen D. Richards, Attorney-in-fact

      The Plan. Pursuant to the requirements of the Securities Act of 1933, as amended, the members of the Administrative Committee of the Plan have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the dates indicated below, in the City of Menlo Park, State of California (for Mr. Richards and Mr. Bhardwaj), and in the City of Portland, State of Oregon (for Mr. Morgan).


CONSOLIDATED FREIGHTWAYS CORPORATION STOCK AND
SAVINGS PLAN ADMINISTRATIVE COMMITTEE




/s/ Stephen D. Richards                           January 27, 2000
Stephen D. Richards, Member



/s/ Sunil Bhardwaj                                January 27, 2000
Sunil Bhardwaj, Member



/s/ Kerry Morgan                                  January 27, 2000
Kerry Morgan, Member



                               EXHIBIT INDEX


Exhibit         Description
Number


4.1  Amended  and  Restated Certificate of Incorporation  of  the
      Company. (1)

4.2  Amended and Restated Bylaws of the Company. (2)

5.1  Internal Revenue Service Determination Letter.

5.2  Opinion of Counsel of Consolidated Freightways Corporation
 .
23.1 Consent of Arthur Andersen LLP, independent public accountants.

23.2 Consent of Counsel for Consolidated Freightways Corporation
     (included in Exhibit 5.2).

24.1 Powers of Attorney.

(1) Document incorporated by reference to Exhibit 4.1 to the Prior Registration Statement.

(2) Document incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.




                                                                Exhibit 5.1


INTERNAL REVENUE SERVICE                          DEPARTMENT OF THE
TREASURY
DISTRICT DIRECTOR
P.O. BOX 2508
CINCINNATI, OH 45201
                                   Employer Identification Number:
Date:  Feb. 25, 1998                              77-0425334
                                   DLN:
                                        17007212049007
CONSOLIDATED FREIGHTWAYS                Person to Contact:
     CORPORATION                             CORENE MORTON
1621 NW 21ST AVE                        Contact Telephone Number:
PORTLAND, OR 97209                           (714) 360-2192
                                   Plan Name:
                                        CONSOLIDATED FREIGHTWAYS CORP
                                        STOCK AND SAVINGS PLAN
                                   Plan Number:  007


Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b) (3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some events that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination is subject to your adoption of the proposed amendments submitted in your letter dated 1/8/98. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

     This determination letter is applicable for the amendment(s) adopted on 12/19/97.

     This determination letter is applicable for the plan adopted on 6/3/97.

     This plan satisfies the nondiscrimination in amount requirement of section 1.401(a) (4) -1(b) (2) of the regulations on the basis of a design-based safe harbor described in the regulations.

     This plan satisfies the nondiscriminatory current availability requirements of section 1.401(a) (4) -4(b) of the regulations with respect to those benefits, rights and features that are currently available to all employees in the plan's coverage group. For this purpose, the plan's coverage group consists of those employees treated as currently benefitting for purposes of demonstrating that the plan satisfies the minimum coverage requirements of section 410(b) of the Code.

     Except as otherwise specified this letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465 and by the Small Business Job Protection Act of 1996 (SBJPA), Pub. L. 104-108, other than the requirements of Code section 401(a) (26).

     This letter considers the amendments required by the Tax Reform Act of 1986, except as otherwise specified in this letter.

     The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                   Sincerely yours,

                                   District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
     For Employee Benefit Plans
Addendum


CONSOLIDATED FREIGHTWAYS (Addendum)

This plan does not provide for contributions on behalf of participants with less than one thousand hours of service during the plan year and/or does not provide for contributions on behalf of participants not employed on the last day of the plan year. The provision(s) may, in operation, cause this plan to fail the coverage requirements of IRC 410(b) and/or the participation requirements of IRC 401(a) (26). If this discrimination occurs, this plan will not remain qualified.



                                                         Letter 835 (DO/CG)

                                                                Exhibit 5.2

January 27, 2000



Consolidated Freightways Corporation
175 Linfield Drive
Menlo Park, California  94025


Ladies and Gentlemen:

I am General Counsel of Consolidated Freightways Corporation (the "Company") and am rendering this opinion with respect to certain matters in connection with the filing by the Company of a Registration Statement on Form S-8 (the "Registration Statement") with the Securities and Exchange Commission covering the offering of up to 7,500,000 shares of the Company's Common Stock, $.01 par value (the "Shares"), pursuant to its Consolidated Freightways Corporation Stock and Savings Plan, as amended (the "Plan").

In connection with this opinion, I have examined the Registration Statement and related Prospectus, the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, and such other documents, records, certificates, memoranda and other instruments as I deem necessary as a basis for this opinion. I have assumed the genuineness and authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted to me as copies thereof, and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof.

On the basis of the foregoing, and in reliance thereon, I am of the opinion that the Shares, when sold and issued in accordance with the Plan, the Registration Statement and related Prospectus, will be validly issued, fully paid, and nonassessable (except as to shares issued pursuant to certain deferred payment arrangements, which will be fully paid and nonassessable when such deferred payments are made in full).

I consent to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,




By:
     /s/ Stephen D. Richards
     Stephen D. Richards
     Senior Vice President and General Counsel,
     Consolidated Freightways Corporation




                                                               Exhibit 23.1


                 Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 25, 1999 included in and incorporated by reference into Consolidated Freightways Corporation's Form 10-K for the year ended December 31, 1998 (File No. 001-12149), and to all references to our Firm included in this registration statement.


/s/Arthur Andersen LLP
Portland, OR
January 28, 2000


                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ G. Robert Evans
                                   G. Robert Evans
                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ Sunil Bhardwaj
                                   Sunil Bhardwaj
                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ Robert E. Wrightson
                                   Robert E. Wrightson
                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ William D. Walsh
                                   William D. Walsh
                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ Paul B. Guenther
                                   Paul B. Guenther
                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ Robert W. Hatch
                                   Robert W. Hatch
                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ John M. Lillie
                                   John M. Lillie
                                                               Exhibit 24.1


                             Power of Attorney

                (CFC Stock and Savings Plan 401(k) Shares)

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the "Company"), does hereby constitute and appoint Stephen D. Richards his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney-in-fact and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of the Company's Common Stock issuable pursuant to the Consolidated Freightways Corporation Stock and Savings Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

DATED:  January 24, 2000


                                   /s/ Raymond F. O'Brien
                                   Raymond F. O'Brien